UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 8, 2009  (July 7, 2009)

Rexahn Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50590	11-3516358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15245 Shady Grove Road, Suite 455
Rockville, Maryland  20850
(Address of principal executive offices) (Zip code)

(240) 268-5300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01  OTHER EVENTS

As previously reported, on February 24, 2009, Rexahn Pharmaceuticals, Inc. (the “Company”) received a notice from NYSE Amex, formerly known as the American Stock Exchange (the “Exchange”), indicating that the Company was not in compliance with certain requirements of the NYSE Amex Company Guide (the “Company Guide”), for the continued listing of its common stock on the Exchange, and that its common stock therefore was subject to delisting.

On July 7, 2009, the Exchange notified that Company that it had regained compliance with the requirements of the Company Guide for the continued listing of its common stock, and that its common stock therefore was no longer subject to delisting.

A copy of the press release that the Company issued with respect to the foregoing matters is furnished with this current report as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated July 8, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REXAHN PHARMACEUTICALS, INC.
(Registrant)

By:	/s/ Chang H. Ahn
Chang H. Ahn
Chairman and Chief Executive Officer

Date:   July 8, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated July 8, 2009.